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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 31, 2006

                                IndyMac ABS, Inc.

      IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1

             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     333-127617              95-4685267

                                      333-127617-08
--------------------------------   -------------------    ----------------------
  (State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)              File Number)         Identification No.)

            155 North Lake Avenue
          Pasadena, California 91101                                 10019
------------------------------------------------------    ----------------------
   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (626) 535-5555

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 8.01. Other Events

      The Registrant registered issuances of its IndyMac Home Equity Mortgage Loan Asset-Backed Notes, Series 2006-H1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-127617) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $490,253,000 aggregate principal amount of its Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1, Class A Notes (the "Class A Notes") on March 31, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 22, 2005, as supplemented by the Prospectus Supplement dated March 30, 2005 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below), the Indenture (as defined below) and other operative agreements executed in connection with the issuance of the Class A Notes, a form of which was filed as an exhibit to the Registration Statement.

      The Class A Notes were issued pursuant to an Indenture (the "Indenture"), attached hereto as Exhibit 4.2, dated as of March 1, 2006, between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1, as Issuer (the "Issuer") and Deutsche Bank National Trust Company, as Indenture Trustee, and are secured by a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate first and second lien revolving home equity lines of credit (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $502,306,681 as of March 1, 2006. The Issuer is governed pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of March 31, 2006, among IndyMac ABS, Inc., as Depositor, Deutsche Bank National Trust Company, as Administrator and Wilmington Trust Company, as Owner Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

      Mayer, Brown, Rowe & Maw LLP has been retained by this Registrant as counsel in connection with the issuances from time to time of securities under this Registration Statement (Commission File No. 333-127617) in connection with various transactions. Legal opinions by Mayer, Brown, Rowe & Maw LLP are attached hereto as Exhibit 8.1.




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Item 9.01. Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      4.1 Amended and Restated Trust Agreement dated as of March 1, 2006, among IndyMac ABS, Inc., as Depositor, Deutsche Bank National Trust Company, as Administrator and Wilmington Trust Company, as Owner Trustee.

      4.2 Indenture dated as of March 1, 2006, between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee.

      4.3 Financial Guaranty Insurance Corporation's Financial Guaranty Insurance Policy No. 06030041 for $490,253,000 for the Class A Note.

      8.1   Opinion of Mayer, Brown, Rowe & Maw LLP as to certain tax matters.

      10.1 Sale and Servicing Agreement dated as of March 1, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1, as Issuer, IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Master Servicer and Deutsche Bank National Trust Company, as Indenture Trustee.

      10.2 Mortgage Loan Purchase Agreement dated as of March 1, 2006, between IndyMac Bank, F.S.B.., as Seller and IndyMac ABS, Inc., as Purchaser.

      10.3 Insurance and Indemnity Agreement, dated as of March 31, 2006, by and among Financial Guaranty Insurance Corporation, as the insurer, IndyMac Bank, F.S.B., as the seller and servicer, IndyMac ABS, Inc., as the depositor, IndyMac Home Equity Mortgage Loan Asset- Backed Trust, Series 2006-H1, as the issuing entity and Deutsche Bank National Trust Company, as the indenture trustee.

      10.4 Administration Agreement dated as of March 1, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1, as Issuer, Deutsche Bank National Trust Company, as Administrator, Wilmington Trust Company, as Owner Trustee, and IndyMac ABS, Inc., as Depositor.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INDYMAC ABS, INC.

                                  By: /s/ Victor H. Woodworth
                                      ------------------------------------------
                                      Name: Victor H. Woodworth
                                      Title: Vice President and Legal Counsel

Dated:  April 14, 2006




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                                  EXHIBIT INDEX

4.1 Amended and Restated Trust Agreement dated as of March 1, 2006, among IndyMac ABS, Inc., as Depositor, Deutsche Bank National Trust Company, as Administrator and Wilmington Trust Company, as Owner Trustee.

4.2 Indenture dated as of March 1, 2006, between IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee.

4.3 Financial Guaranty Insurance Corporation's Financial Guaranty Insurance Policy No. 06030041 for $490,253,000 for the Class A Note.

8.1   Opinion of Mayer, Brown, Rowe & Maw LLP as to certain tax matters.

10.1 Sale and Servicing Agreement dated as of March 1, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1, as Issuer, IndyMac ABS, Inc., as Depositor, IndyMac Bank, F.S.B., as Master Servicer and Deutsche Bank National Trust Company, as Indenture Trustee.

10.2 Mortgage Loan Purchase Agreement dated as of March 1, 2006, between IndyMac Bank, F.S.B.., as Seller and IndyMac ABS, Inc., as Purchaser.

10.3 Insurance and Indemnity Agreement, dated as of March 31, 2006, by and among Financial Guaranty Insurance Corporation, as the insurer, IndyMac Bank, F.S.B., as the seller and servicer, IndyMac ABS, Inc., as the depositor, IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1, as the issuing entity and Deutsche Bank National Trust Company, as the indenture trustee.

10.4 Administration Agreement dated as of March 1, 2006, among IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1, as Issuer, Deutsche Bank National Trust Company, as Administrator, Wilmington Trust Company, as Owner Trustee, and IndyMac ABS, Inc., as Depositor.